UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2021

DPCM CAPITAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-249274	85-0525645
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

382 NE 191 Street, #24148

Miami, FL 33179

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 857-5086

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	XPOA.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	XPOA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	XPOA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 20, 2021, DPCM Capital, Inc., a Delaware corporation (“Parent”), and Jam City, Inc., a Delaware corporation (the “Company”), jointly issued a press release announcing the execution of a business combination agreement (the “Business Combination Agreement”) among Parent, the Company, VNNA Merger Sub Corp., a Delaware corporation and direct wholly owned subsidiary of Parent (“Merger Sub”) and New Jam City, LLC, a Delaware limited liability company and indirect wholly owned subsidiary of the Company (“New JC LLC”), pursuant to which, among other things, (i) the Company, New JC LLC and their respective affiliates will effect a series of restructuring transactions (the “Restructuring”) pursuant to which, among other things, all of the assets, properties and liabilities of the Company will be transferred to, and/or assumed by, New JC LLC , which will be followed by the conversion of New JC LLC to a Delaware corporation (“New JC”) that will be owned by the current stockholders of the Company (other than Netmarble Corporation, which will continue to own its interest in New JC indirectly through its ownership in the Company following the Restructuring), and (ii) following the Restructuring, and upon the satisfaction or waiver of the conditions set forth in the Business Combination Agreement, Merger Sub will merge with and into New JC, with New JC surviving such merger as a wholly owned direct subsidiary of Parent (the “Business Combination,” and, together with the other transactions related thereto, the “Proposed Transaction”). In connection with the Proposed Transaction, the Company, together with FremantleMedia Group Ltd (“Ludia”), Legend AcquireCo Holdings ULC, a wholly owned subsidiary of the Company (“Purchaser”) and New JC LLC, entered into a Share Purchase Agreement, pursuant to which Purchaser will acquire all of the outstanding equity interests of Fremantlemedia Canada Inc. (the “Ludia Transaction”). Pursuant to the Business Combination Agreement, the Ludia Transaction will be consummated immediately following the consummation of the Business Combination. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is the form of presentation to be used by Parent in presentations for certain of Parent’s stockholders and other persons regarding the Proposed Transaction.

The foregoing exhibits and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Additional Information and Where to Find It

 In connection with the proposed Business Combination, Parent intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 containing a preliminary proxy statement/prospectus of Parent and consent solicitation statement of the Company, and after the registration statement is declared effective, Parent and the Company will mail a definitive proxy statement/prospectus/consent solicitation statement relating to the Proposed Transaction to their respective stockholders. This Current Report on Form 8-K does not contain any information that should be considered by Parent’s or the Company’s stockholders concerning the Proposed Transaction and is not intended to constitute the basis of any voting or investment decision in respect of the Proposed Transaction or the securities of Parent. Parent’s and the Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus/consent solicitation statement and the amendments thereto and the definitive proxy statement/prospectus/consent solicitation statement and other documents filed in connection with the Proposed Transaction, as these materials will contain important information about Parent, the Company, Ludia, and the Proposed Transaction. When available, the definitive proxy statement/prospectus/consent solicitation statement and other relevant materials for the Proposed Transaction will be mailed to stockholders of Parent and the Company as of a record date to be established for voting on the Proposed Transaction. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus/consent solicitation statement, the definitive proxy statement/ prospectus/consent solicitation statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Parent Capital, Inc., 382 NE 191 Street, #24148, Miami, FL 33179.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a “solicitation” as defined in Section 14 of the Exchange Act. This Current Report on Form 8-K does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any private offering of securities in connection with the Business Combination (the “Securities”) will not be registered under the Securities Act, and will be offered as a private placement to a limited number of “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) or institutional “accredited investors” (within the meaning of Rule 501(a) under the Securities Act). Accordingly, until registered for resale, the Securities must continue to be held until a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption from registration under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither the Company nor Parent is making an offer of the Securities in any state or jurisdiction where the offer is not permitted.

Participants in Solicitation

 Parent, the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Parent’s stockholders with respect to the Proposed Transaction. A list of the names of Parent’s directors and executive officers and a description of their interests in Parent is contained in Parent’s Annual Report on Form 10-K, filed with the SEC on March 31, 2021, which is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to DPCM Capital, Inc., 382 NE 191 Street, #24148, Miami, FL 33179. Additional information regarding the interests of the participants in the solicitation of proxies from Parent’s stockholders with respect to the proposed Business Combination will be contained in the proxy statement/prospectus for the proposed Business Combination when available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements herein generally relate to future events or the future financial or operating performance of Parent, the Company, Ludia, or the combined company expected to result from the Proposed Transaction (the “Combined Company”). For example, projections of future financial performance of the Company, Ludia and the Combined Company, expected release dates for games, the business combination of the Company and Ludia, the Company’s ability to leverage its strengths to maximize Ludia’s long-term potential, the Combined Company’s business plan, the Company’s ability to continue its M&A strategy, other projections concerning key performance metrics, the proceeds of the Proposed Transaction and the Combined Company’s expected cash runway, and the potential effects of the Proposed Transaction on Parent and the Combined Company, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “ should,” “expect,” “ intend,” “ will,” “estimate,” “ anticipate,” “ believe,” “ predict,” “project,” “target,” “plan,” or “potentially” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Parent, the Company and their respective management, as the case may be, are inherently uncertain and subject to material change. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risk and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Parent’s Annual Report on Form 10-K, filed with the SEC on March 31, 2021, and other filings with the SEC, as well as factors associated with companies, such as the Company, that are engaged in the business of mobile game development and publishing, including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate, including the factors described in the summary risk factors that will accompany this Current Report on Form 8-K; macroeconomic conditions related to the global COVID-19 pandemic; our ability to integrate the Company’s and Ludia’s business operations; intense competition in the broader entertainment industry and the ability of the Company’s and Ludia’s games to compete with other forms of entertainment; adverse changes to the Company’s and Ludia’s relationships with platforms like the Apple App Store or Google Play Store; our history of net losses, and quarterly and annual fluctuations in our operating results, including net income/loss, where such fluctuations are due to a number of factors, including, but not limited to (i) the timing of contingent consideration payments in connection with acquisitions; (ii) fluctuations in operating expenses, such as sales and marketing; (iii) incremental amortization expenses from acquisitions (which we expect to occur in the case of the Company’s acquisition of Ludia); and (iv) stock-based compensation charges related to equity grants (which may result from the Business Combination in connection with Parent's existing warrants and any related earnout payments); adverse changes to the terms of third-party platforms and advertising channels, which may be unilateral; our ability to develop and launch new games, enhance existing franchises and evolve games into successful franchises; delays in game launches; our free-to-play business model and resulting reliance on a small portion of our users for substantially all our revenues from in-app transactions; adverse changes in our relationships with third-party licensors; disruptions of services; data privacy or data security breaches; adverse changes in the legal and regulatory regimes applicable to the Company and Ludia; the failure to realize the anticipated benefits of the Business Combination; the Company’s current equityholders’ anticipated significant ownership and voting control of the Combined Company; the amount of redemption requests made by Parent’s public stockholders; Parent’s ability to procure private placement subscriptions in connection with the Proposed Transaction sufficient to satisfy the Company’s business objectives. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of Parent, the Company and Fremantle described above. Neither the Company nor Parent undertakes any duty to update these forward-looking statements.

Item 8.01 Other Events.

The disclosure set forth above in Item 7.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Joint Press Release of the Registrant and Jam City, Inc., dated May 20, 2021.

99.2	Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPCM CAPITAL, INC.

Date: May 20, 2021	By:	/s/ Emil Michael
		Name:	Emil Michael
		Title:	Chief Executive Officer

4